March 29, 1995

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Old Point Financial Corporation. The meeting will be held on Tuesday, April 25, 1995, at 6:00 p.m. at The Mariners' Museum, 100 Museum Drive, Newport News, Virginia.

      You will be asked to vote on the election of directors, ratification of independent certified public accountants and an amendment to the Corporation's articles of incorporation that increases the number of shares of authorized common stock to 6,000,000 shares. During the meeting, we will report to you on the condition and performance of the Corporation and the Bank. You also will have an opportunity to question management on matters that affect the interest of all stockholders.

      We hope to see you on April 25, 1995. Whether you plan to attend or not, please complete, sign, date and return the enclosed proxy card as soon as possible in the postage-paid envelope provided. Your vote is important. We appreciate your continued loyalty and support.

Cordially,

/s/ Robert F. Shuford
Robert F. Shuford
Chairman of the Board and President

OLD POINT FINANCIAL CORPORATION
1 West Mellen Street
Hampton, Virginia   23663


NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 25, 1995


TO OUR STOCKHOLDERS:

      The Annual Meeting of Stockholders of Old Point Financial Corporation will be held at The Mariners' Museum, 100 Museum Drive, Newport News, Virginia, on Tuesday, April 25, 1995 at 6:00 p.m. for the following purposes:

1. To elect 11 directors to serve for the ensuing year, or until their successors have been elected and qualified;

2. To amend the Corporation's articles of incorporation to increase the number of authorized shares of common stock to 6,000,000;

3. To ratify the appointment of Eggleston, Smith, Hall, Cotman & Company, Certified Public Accountants, as independent accountants and auditors for 1995; and

4.      To transact such other business as may properly come before the meeting.

      Stockholders of record at the close of business on March 14, 1995 will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.


By Order of the Board of Directors

/s/ W. Rodney Rosser
W. Rodney Rosser
Secretary to the Board


March 29, 1995

      Please sign, date and mail the enclosed proxy card promptly. No postage is required if the return envelope is used and mailed in the United States. If you attend the meeting, you may, if you desire, revoke your proxy and vote in person.

OLD POINT FINANCIAL CORPORATION
1 West Mellen Street
Hampton, Virginia   23663


PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

April 25, 1995


GENERAL

      The enclosed proxy is solicited by the Board of Directors of Old Point Financial Corporation (the "Company") for the eleventh Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held Tuesday, April 25, 1995, at the time and place and for the purpose set forth in the accompanying Notice of the Annual Meeting. Stockholders may revoke proxies at any time prior to their exercise by written notice to the Company, by submitting a proxy bearing a later date, or by attending the Annual Meeting and requesting to vote in person. The approximate mailing date of this Proxy Statement and accompanying Proxy is March 29, 1995.


Voting Rights and Solicitation

      Only those stockholders of record at the close of business on March 14, 1995 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The number of shares of common stock of the Company outstanding and entitled to vote as of the record date was 1,273,537. The Company has no other class of stock outstanding. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business.

      Each share of Company common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting, except that in the election of directors cumulative voting entitles a stockholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by such stockholder or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. The Board of Directors will instruct the proxies to use cumulative voting, if necessary, to elect all or as many of the nominees as possible.

      The cost of solicitation of proxies will be borne by the Company. Solicitation is being made by mail, and if necessary may be made in person or by telephone, telegram, or special letter by officers and regular employees of the Company or its subsidiary, acting without compensation other than regular compensation.


Principal Shareholders

      Mr. Robert F. Shuford and Mrs. Gertrude S. Dixon, both of whom are directors of the Company and its wholly-owned subsidiary bank, The Old Point National Bank of Phoebus (the "Bank"), are the only individuals who beneficially own 5% or more of the Company's common stock. Their ownership as of March 14, 1995 is shown in the table on page 3. The address of Mr. Shuford is the same as the Company's principal offices, and the address of Mrs. Dixon is P.O. Box 3152, Hampton, Virginia 23663. In addition, the Bank holds as trustee of various trust accounts a total of 151,066 shares (or approximately 12.1%) of Company common stock. The Trust Department of the Bank possesses sole voting and investment power with respect to these shares, but as to which, as a matter of state law, it must refrain from voting unless a co-fiduciary is appointed for the sole purpose of voting such shares.

      As of March 14, 1995, the persons nominated as directors of the Company, and the executive officers of the Company and the Bank, beneficially owned as a group 279,661 shares (or approximately 21.8%) of Company common stock outstanding (including shares for which they hold presently exercisable stock options).


                         ELECTION OF DIRECTORS

      The eleven persons named below, all of whom currently serve as directors of the Company will be nominated to serve as directors until the 1996 Annual Meeting, or until their successors have been duly elected and have qualified.

                                                                                                  Amount and Nature of
                                                     Principal                                    Beneficial Ownership
                                    Director         Occupation For                               As of March 14, 1995
Name and (Age)                      Since <F1>       Past Five Years                              (Percent of Class)

Dr. Richard F. Clark (62)            1981            Pathologist                                           30,589 <F2>
                                                     Sentara Hampton General Hospital                       2.4%

Gertrude S. Dixon (81)               1981            Real Estate Management                                96,062  <F2>
                                                     and Ownership                                          7.5%

Russell Smith Evans Jr. (52)         1993            Assistant Treasurer and                                  710 <F4>
                                                     Corporate Fleet Manager
                                                     Ferguson Enterprises

G. Royden Goodson, III (39)          1994            President                                              2,200 <F4><F2>
                                                     Warwick Plumbing & Heating Corp.

Dr. Arthur D. Greene (50)            1994            Surgeon - Partner                                        200 <F4>
                                                     Tidewater Orthopaedic Associates

Stephen D. Harris (53)               1988            Attorney-at-Law - Partner                              4,175 <F4>
                                                     Geddy, Harris & Geddy

John Cabot Ishon (48)                1989            President                                              6,290 <F4><F2>
                                                     Hampton Stationery

Eugene M. Jordan (71)                1964            Attorney-at-Law                                       13,890 <F2>
                                                     Jordan, Ishon & Jordan, P.C.                           1.1%

John B. Morgan, II (48)              1994            Vice President                                         1,200 <F4><F2>
                                                     Morgan-Marrow Insurance

John G. Sebrell (47)                 1992            President & CEO                                       10,670 <F4><F3>
                                                     The Old Point National
                                                     Bank of Phoebus

Robert F. Shuford (57)               1965            Chairman of the Board, President & CEO               102,183 <F2>
                                                     Old Point Financial Corporation                        8.0%


<F4>
      *Represents less than 1.0% of the total outstanding shares.


<F1>
      (1) Refers to the year in which the individual first became a director of the Bank. Dr. Richard F. Clark, Gertrude S. Dixon, Eugene M. Jordan, and Robert F. Shuford became directors of the Company upon consummation of the Bank's reorganization on October 1, 1984. Russell Smith Evans, Jr. was elected April 27, 1993, G. Royden Goodson, III was elected on August 9, 1994, Dr.
Arthur D. Greene was elected on August 9, 1994, John B. Morgan, II was elected on October 11, 1994, Stephen D. Harris was elected October 11, 1988, John Cabot Ishon was elected March 27, 1990, and John G. Sebrell was elected August 11, 1992. All present directors of the Company are directors of the Bank.
<F2>
      (2) Includes shares held (i) by their close relatives or held jointly with their spouses, (ii) as custodian or trustee for the benefit of their children or others, or (iii) as attorney-in-fact subject to a general power of attorney - Dr. Clark, 54 shares; Mrs. Dixon, 48,740 shares; Mr. Evans, 310 shares; Mr. Goodson, 1,900 shares; Mr. Ishon, 1,640 shares; Mr. Jordan, 8,485 shares; Mr. Morgan, 1,000 shares; and Mr. Shuford, 73,320 shares.
<F3>
      (3) Includes shares that may be acquired within 60 days pursuant to the exercise of stock options granted under the Old Point Stock Option Plans - Mr. Sebrell 10,000.

      There is one family relationship among the directors and executive officers. Mr. Jordan is the father-in-law of Mr. Ishon. None of the directors serves as a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

      Nominations may be made at the Annual Meeting in accordance with the procedures set forth in the by-laws, which are as follows: Nominations, other than those made by or on behalf of the existing management of the Company, shall be made in writing and shall be delivered or mailed to the President, not less than 14 days nor more than 50 days prior to any meeting of holders called for the election of Directors, provided, however, that if less than 21 days' notice of the meeting is given to holders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying holders; (a) the name and resident address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the Meeting to nominate the person or persons specified in the notice;
(c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made of the stockholder; (d) the principal occupation of each nominee; (e) the total number of shares that to the knowledge of the notifying stockholder will be voted for each of the nominees; and (f) the consent of each nominee to serve as a director of the Company if so elected. Nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the meeting and upon his instructions, the vote tellers may disregard all votes cast for each such nominee. The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. If, for any reason, any of the persons named below should become unavailable to serve, an event which management does not anticipate, proxies will be voted for the remaining nominees and such other person or persons as the Board of Directors of the Company may designate.

Board Committees and Attendance

      During 1994, there were seventeen meetings of the Company's Board of Directors. Each director attended at least 75% of all meetings of the Board and committees on which he or she served. The Company's Board has standing Executive and Audit Committees.

      The Company's Executive Committee is comprised of Messrs. Shuford, Sebrell, Jordan, Harris, Dr. Clark and Mrs. Dixon. It serves in an advisory capacity, reviewing matters and making recommendations to the Board of Directors. It met six times in 1994.

      The Bank's Audit Committee is comprised of Messrs. Jordan, Ishon, Greene and Morgan. The Audit Committee reviews on a regular basis the work of the internal audit department. It also reviews and approves the scope and detail of the continuous audit program which is conducted by the internal audit staff to protect against improper and unsound practices and to furnish adequate protection to all assets and records. Subject to the approval of the Board of Directors, it engages a firm of certified public accountants to conduct such audit work as is necessary and receives written reports, supplemented by such oral reports as it deems necessary, from the audit firm. During 1994, the Audit Committee held six meetings. The members of the Bank's Audit Committee also serve as the Audit Committee for the Company.

      The Board has no separate nominating committee. The Executive Committee reviews any recommendations obtained and gives their recommendations to the Board. The entire Board reviews, on an as needed basis, the qualifications of candidates for membership to the Board. Following appropriate review, the Board ascertains the willingness of selected individuals to serve and extends invitations to serve as a Board member.

Report on Executive Compensation

      Compensation for executive officers is administered by the Compensation Committee (the "Committee"). The Committee is comprised of three non-employee directors, Dr. Clark (Chairman), and Messrs. Evans and Goodson, and one ex-officio member, Mark A. Dulaney, First Vice President of Human Resources. All decisions of the Committee are recommended to the entire Board of Directors, which makes the final decision.

      In an environment characterized by change, regulatory oversight and increased competition, total executive compensation is designed to attract and retain qualified personnel by providing competitive levels of compensation as compared to similarly sized financial institutions. Executive compensation consists of the several elements specified in the Summary Compensation Table on page 7; namely, base salary and annual and long-term incentive compensation.

      Information pertaining to salary levels at other financial institutions is obtained from market and economic research companies. Annual compensation is determined by evaluating the Company's performance goals established by the Board compared with the comparative performance of other local institutions, expected future contributions of the executive, general economic conditions, the executives's length of service and standing within the local and banking communities, and other factors. Bonuses are awarded early in the year based on the Company's financial performance in the preceding year. All decisions regarding compensation, however, are subjective in nature, and no specific formulas are used to calculate an executive's compensation.

      The Committee considered the progress made by the Company toward attaining long-term profitability in 1994. In consideration of the goals attained, the Committee reviewed the compensation of the two named executives. From the Committee's perspective, the Company met or exceeded its primary business objectives for 1994, and Mr. Shuford's and Mr. Sebrell's contributions toward the overall success warranted the 1994 base salary increase and bonus.

      The foregoing report was furnished by the Committee, Dr. Richard F. Clark, Russell Smith Evans, Jr. and G. Royden Goodson, III.


Directors' Compensation

      Directors of the Bank receive $300 for each meeting of the Bank Board of Directors they attend. In addition, non-officer directors of the Bank are paid a retainer fee of $3,000 annually. Company directors have been appointed as directors of the Bank, but there is no assurance that this practice will continue. The Directors of the Bank receive $150 for each committee meeting they attend.

      Directors who are employees of the Company and Bank are compensated for attendance at Bank Board meetings but do not receive any fees for attendance at committee meetings.


Indebtedness and Other Transactions

      Some of the Company directors, executive officers, and members of their immediate families, and corporations, partnerships and other entities of which such persons are officers, directors, partners, trustees, executors or beneficiaries, are customers of the Bank. All loans and commitments to lend included in such transactions were made in the ordinary course of business, upon substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features. It is the policy of the Bank to provide loans to officers who are not executive officers and to employees at more favorable rates than those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

      The law firm of Jordan, Ishon and Jordan, P.C. serves as legal counsel to the Bank. Mr. Eugene M. Jordan is a member of the firm. During 1994, the firm received from the Bank a retainer and fees totalling $40,435. The firm also received additional fees for acting as trustee on foreclosures of collateral held by the Bank totalling $13,605, however, these fees were paid by the purchasers of the collateral and not the Bank. In addition, Hampton Stationery, of which John Cabot Ishon is the owner, provided furniture and supplies to the Bank in the amount of $50,889 during 1994. Geddy, Harris & Geddy, of which Stephen D. Harris is a partner, also provided legal services to the Bank during 1994.


EXECUTIVE COMPENSATION

Cash Compensation

      The following table presents all compensation paid or accrued by the Company and the Bank to the Company's Chief Executive Officer and each executive officer whose salary and bonus for 1994 exceeds $100,000. Mr. Robert F. Shuford is compensated by the Company and Mr. John G. Sebrell is compensated by the Bank.

SUMMARY COMPENSATION TABLE


Annual Compensation
                                                                        Other
Name                                                                    Annual      All Other
and                                                                     Compen-     Compen-
Principal                            Salary            Bonus            sation      sation
Position                  Year        ($)               ($)               ($)          ($)
Robert F. Shuford         1994      $143,400 <F5>     $ 6,000 <F6>     $ 2,941      $42,610 <F7>
Holding Company           1993      $138,100 <F5>     $ 4,000          $ 3,233      $65,655 <F7>
Chairman, President       1992      $137,799 <F5>     $ 5,000          $ 2,757      $ 6,963 <F7>
& CEO

John G. Sebrell           1994      $110,400 <F5>     $12,244 <F6>     $ 8,631      $ 5,682 <F9>
Bank                      1993      $105,100 <F5>     $ 8,000          $11,119      $      0
President & CEO           1992      $ 81,295 <F5>     $ 5,000          $ 6,362      $      0

<F5>
(a) Salary includes directors' fees as follows: Mr. Shuford - 1994 of $5,400, 1993 of $5,100 and 1992 of $4,800; Mr. Sebrell - 1994 of $5,400, 1993 of
$5,100 and 1992 of $1,500.
<F6>
(b) In 1994, bonus consideration for Mr. Shuford and Mr. Sebrell was deferred until January 1995 so that year end results could be evaluated by the Compensation Committee.
<F7>
(c)      Mr. Shuford has received other compensation as follows:

                                        1994         1993        1992
      Profit Sharing                  $ 3,001      $ 2,592      $1,770
      401-K Matching Plan               4,149        3,990       3,990
      Split Dollar Life Insurance       1,460        1,323       1,203
      Sale of ISO <F8>                 34,000       57,750           0
                                      $42,610      $65,655      $6,963
<F8>
      * When an incentive stock option (ISO) share is sold prior to a one year vesting period, the gain on the sale is treated as compensation to the employee.

<F9>
(d)      Mr. Sebrell has received other compensation as follows:

                                        1994         1993        1992
      Profit Sharing                  $ 2,285       $    0      $    0
      401-K Matching Plan             $ 3,159       $    0      $    0
      Split Dollar Life Insurance     $   238       $    0      $    0
                                      $ 5,682       $    0      $    0

       Mr. Sebrell was ineligible for participation in the profit sharing and 401-K Plan prior to 1994.

Employee Benefit Plans

      Pension Plan. The Company has a noncontributory defined benefit pension plan which covers substantially all full-time employees who have completed one year of service. A participant's monthly retirement benefit (if he has 25 years of Credited Service at his Normal Retirement Date) is 20% of his final average pay plus 15% of final average pay in excess of the participant's Social Security Covered Pay. The Social Security Covered Pay is the average pay of the calendar year prior to the year the participant attains his Social Security Retirement Age. If the participant has less than 25 years of service at his Normal Retirement Date, the participant's monthly retirement benefit will be actuarially reduced by 1/25 for each year of credited service less than 25 years. Cash benefits under the Plan generally commence on retirement, death or other termination of employment and are payable in various forms at the election of the participant.

      Thrift Plan. The Company has a contributory 401(K) profit-sharing and thrift plan. Employees are eligible to participate if they complete 1,000 hours of service for a plan year and are at least 21 years old. Participants may elect to defer between 1% to 15% of their base compensation which will be contributed to the Plan. The Bank will contribute 50 cents for each dollar deferred by an employee on the first 6% of the employee's compensation. Participants may also elect to make additional deferrals subject to certain limitations, which are not matched by the Bank.

      Distributions to participants are made at death, retirement or other termination of employment in a lump sum payment, unless a participant or his beneficiary elects to receive payments in installments. The Plan permits certain in-service withdrawals.

      All employee contributions are fully vested and the Bank's contributions become fully vested when a participant reaches age 65, becomes totally and permanently disabled or dies. If a participant leaves the Bank before the occurrence of one of these events, the Bank's contributions will become 10% vested per year for the first four years of service and 20% vested per year for the next three years of service, becoming 100% vested after seven years of service.

      Stock Option Plans. The Company has two stock option plans - the Old Point 1985 Stock Option Plan and the Old Point 1989 Stock Option Plan (the "Plans"). The Plans provide for the award of nonqualified stock options and incentive stock options to employees of the Company and the Bank selected by the Board of Directors to participate in the Plan. The Board of Directors makes awards under the Plans and establishes the terms and conditions of each award in the option agreement entered into with each optionee. The price of shares of stock to be issued upon the exercise of options will be at least 100% of the fair market value on the date of award. Options may not be granted more than ten years after the adoption of each Plan by the Board and are exercisable only during the term specified in the option agreement, which in the case of incentive stock options shall not exceed ten years. The options are not transferable other than by will or the laws of descent and distribution.

      While options covering all of the 64,000 shares reserved under the 1985 Plan have been granted, options covering 30,285 shares have been granted under the 1989 Plan under which 60,000 shares of Company common stock have been reserved.

      Other Benefit Plans. The Company provides split dollar life insurance coverage of $100,000 for Chairman Robert F. Shuford. The Bank provides split dollar life insurance coverage of $250,000 for President John G. Sebrell. Life, medical, dental, and disability insurance is provided to all officers and employees of the Company and Bank.




OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

Aggregated Option/SAR Exercises in Last
Fiscal Year and FY-End Option/SAR Value

                                                                                                 Value of
                                                                              Number of          Unexercised
                                                                              Unexercised        In-the-Money
                                                                              Options/SARs at    Options/SARs at
                                                                              FY-End (#)         FY-End ($)


                            Shares Acquired       Value                       Exercisable/       Exercisable/
Name                        on Exercise  (#)      Realized ($) <F10>            Unexercisable      Unexercisable <F10>
Robert F. Shuford           1,700                 $ 35,275                    8,680/10,240       $153,060/$7,680



John G. Sebrell             0                     0                           10,000/275         $120,000/$206

<F10>
(1) Market value of underlying securities at exercise or year-end, minus the exercise or base price.

FIVE YEAR STOCK PERFORMANCE

     Management provides below a line graph which compares the Company's shareholder return with the return of the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") Composite Index, a market-weighted average of all over-the-counter stocks traded on NASDAQ, and with the NASDAQ Bank Index, an index of non-holding company banking institutions traded on NASDAQ. Management believes this is a reasonable comparison of shareholder return performance, although the Company's common stock is traded more thinly and not on the over-the-counter market, and therefore is not as freely tradable or as subject to day to day market fluctuations. This performance graph was created by comparing the percentage change in stock prices for the Company and both indices on a year to year basis, factoring in dividend payments, and looking only at the closing price of the stock as of December 31 of each year surveyed. This graph may be affected by unusually high or low prices at December 31, 1989 or by temporary swings in stock price at December
31 of any given year. Accordingly, this is not necessarily the best measure of the Company's performance.

            FIVE YEAR STOCK PERFORMANCE
                           1989      1990     1991     1992     1993     1994
OPFC                        100       107      115      116      163      174
NASDAQ BANK INDEX           100        65       90      136      176      178
NASDAQ COMPOSITE            100        82      129      149      171      165


     - The index reflects the total return on the stock that is shown, including price appreciation, all stock splits and stock dividends, and reinvestment of cash dividends at time of payment, relative to the value of the stock at the beginning of the time period. Thus a move from 100 to 150 on the index scale indicates a 50% increase in the value of the investment.

     - The NASDAQ Bank Index contains all non-holding company banking institutions traded on the NASDAQ exchange. In addition to traditional banks this includes thrifts but does not include other non-regulated finance companies.

     - The NASDAQ Composite is a market value-weighted average of all over-the-counter stocks, about 3500 stocks in all.

AMENDMENT TO ARTICLES OF INCORPORATION

      On February 14, 1995, the Board of Directors approved the amendment to
Article III of the Company's Articles of Incorporation (the "Amendment") and recommends that the Company's shareholders adopt the Amendment. The Amendment provides that paragraph A of Article III will be amended to read as follows:

      A. General Authorization. The Corporation shall have the authority to issue 6,000,000 shares of Common Stock, par value $5.00 per share.

      The purpose of the Amendment is to increase the Company's authorized shares of common stock from 3,000,000 to 6,000,000. Of the shares currently authorized, 1,273,537 shares were outstanding as of March 14, 1995. The
Amendment will provide an ample reservoir of authorized shares for future flexibility to raise capital, as needed, to fund stock dividends, to fund future stock option plans for employees and management, to fund any future affiliations or acquisitions, and for other general corporate purposes.
The Board of Directors has no present plans to issue additional shares of common stock, but it believes the increase in authorized shares is in the best interest of the Company, because it will provide management the needed flexibility to respond to future needs as they occur.

      Approval of the Amendment to the Company's Articles of Incorporation requires the affirmative vote of the holders of more than two-thirds of the corporations' outstanding shares of common stock. Shareholders of common stock are the only voting group entitled to vote on the Amendment. The Board of Directors strongly recommends a vote "FOR" the proposal.


RATIFICATION OF SELECTION OF ACCOUNTANTS

      On the recommendation of the Audit Committee, the Board of Directors has appointed Eggleston, Smith, Hall, Cotman & Company, certified public accountants, as the Company's and Bank's independent auditors for 1995.
Eggleston, Smith, Hall, Cotman & Company rendered audit services to the Company and Bank during 1994. These services consisted primarily of the examination and audit of the institution's financial statements, tax reporting assistance, and other audit and accounting matters.

      Representatives of Eggleston, Smith, Hall, Cotman & Company are expected to be present at the Annual Meeting and are expected to be available to respond to your questions.


1996 ANNUAL MEETING OF STOCKHOLDERS

      In accordance with the By-Laws of the Company as currently in effect, the Annual Meeting of Stockholders for 1996 will be held on April 23, 1996.

      The Board of Directors need not include an otherwise appropriate shareholder proposal in its proxy statement or form of proxy for that meeting unless the proposal is received by the Holding Company at its main office on or before December 1, 1995.


ANNUAL FINANCIAL DISCLOSURE STATEMENT

      An annual Financial Disclosure Statement containing information about The
Old Point National Bank of Phoebus' financial condition is available upon written or oral request from:

Louis G. Morris
Executive Vice President & Controller
The Old Point National Bank of Phoebus
1 West Mellen Street
Hampton, Virginia   23663
(804) 728-1297

OTHER MATTERS

      Management knows of no other business to be brought before the Annual
Meeting. Should any other business properly be presented for action at the meeting, the shares represented by the enclosed proxy shall be voted by the persons named therein in accordance with their best judgment and in the best interests of the Holding Company.



OLD POINT FINANCIAL CORPORATION, HAMPTON, VIRGINIA

MANAGEMENT PROXY:   Solicited on Behalf of the Board of Directors of the
Corporation

James W. Speegle and Richard S. vonSchilling, or either of them (with full power to act alone), are hereby authorized to represent the undersigned and vote all shares of the Corporation standing in the name of the undersigned at the Annual
Meeting of Stockholders of the Old Point Financial Corporation to be held at The
Mariners' Museum, 100 Museum Drive, Newport News, Virginia on Tuesday, April 25,
1995, at 6:00 p.m., or any adjournment thereof, on each of the following matters.

1.      To elect as directors the 11 persons listed as nominees below.
      CUMULATIVE VOTING IS PERMITTED.

INSTRUCTIONS: If you wish to grant authority to vote for all 11 nominees, place an "X" on the appropriate line. If you wish to withhold your vote from one or more nominees, place a line through the name(s).

                              For All Nominees      ______
                              Against All Nominees  ______


Richard F. Clark       ____   Gertrude S. Dixon      ____
Russell S. Evans, Jr.  ____   G. Royden Goodson, III ____
Arthur D. Greene       ____   Stephen D. Harris      ____
John Cabot Ishon       ____   Eugene M.Jordan        ____
John B. Morgan, II     ____   John G. Sebrell        ____
Robert F. Shuford      ____

Cumulative Voting:

If you wish to vote shares cumulatively, indicate after the name of each nominee the number of votes you desire to cast for that nominee. See page 1 of the Proxy
Statement for an explanation of cumulative voting.

2. Approve the amendment to the Corporation's Articles of Incorporation to increase the number of shares of authorized common stock to 6,000,000 shares.

      FOR ____      AGAINST ____      ABSTAIN ____

3.      To ratify the appointment of Eggleston, Smith, Hall, Cotman & Company,
Certified Public Accountants, as independent auditors for 1995.

      FOR ____      AGAINST ____      ABSTAIN ____

4. Any other business that may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented.

       Please date and sign on the reverse side and mail promptly in the enclosed envelope.


The shares represented hereby will be voted in accordance with any choice specified by the stockholders, and where there is no choice, such shares will be voted IN FAVOR OF each proposal. This Proxy further provides authority to accumulate such votes as the proxies may deem appropriate in the election of directors.

                  Dated: _____________________________________________, 1995

                  __________________________________________________________
                  Signature of Shareholder*

                  __________________________________________________________
                  Signature of Shareholder*

                  *NOTE: When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one fiduciary, all should sign. All joint owners MUST sign.


PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED
ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


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